UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:   July 21, 1997 (Amended August 11, 1997)


                               TYREX OIL COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


       Wyoming                     09358                   83-0245581
------------------------------------------------------------------------
(State of                     (Commission              (I.R.S. Employer
Organization)                 File Number)             Identification No.)


                             777 No. Overland Trail
                        Suite 101, Post Office Box 2459
                                Casper, Wyoming
                                 --------------
                    (Address of principal executive offices
                    including Zip Code)


Registrant's telephone number, including area code:  (307) 234-4260

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Item 4.  Change in Registrant's Certifying Accountant.
-----------------------------------------------------

     (a)(1)(i) The Registrant acquired 3Si Incorporated ("3Si") as fully described in Reports on 8-K filed on June 6 and June 9, 1997. On July 21, 1997, the Registrant's independent accountants, Hocker, Lovelett, Hargens & Skogen, P.C. ("HLH&S") were informed that they would be replaced for the Registrant's fiscal year ended June 30, 1997. HLH&S will, however, audit and report on the Registrant's financial statements for the period July 1, 1996 to the date of the acquisition (i.e., May 28, 1997);

     (a)(1)(ii) The report on the Registrant's financial statements for the past two years as rendered by its former independent accountants, HLH&S, did not contain a disclaimer, adverse opinion and was not qualified or modified as to uncertainty, audit, scope or accounting principles;

     (a)(1)(iii) The decision to change independent accountants was approved by the Registrant's Board of Directors;

     (a)(1)(iv) During the Registrant's two most recent fiscal years, there were no disagreements with the former independent accountants, HLH&S, on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure;

     (a)(1)(v)      Not applicable;

     (a)(2) The Registrant has engaged John M. Hanson & Company ("Hanson") as its independent accountants for the Registrant's fiscal year ended June 30, 1997. There were no consultations between the Registrant and Hanson during the Registrant's two prior fiscal years ended June 30, 1995 and 1996 or during the interim period from May 28, 1997 until Hanson's appointment on July 21, 1997 as to any matter described in subitem (i) or (ii) of item 3(a)(2).

     (a)(3)         The concurrence letter of HLH&S is filed herewith under Item
7.
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Item 7.  Financial Statements and Exhibits.
------------------------------------------

     (c)    Exhibits.  The following exhibit is filed herewith:
             -------

                    Description                                    Number
                    -----------                                    ------

          Letter regarding change in certifying accountant          97.16


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed by the undersigned duly authorized.

                                   TYREX OIL COMPANY



                                   By:  /s/ Tom N. Richardson
                                      ------------------------
                                         Tom N. Richardson, President


Date:  August 11, 1997
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                                                                          97.16

                      -----------------------------------
                    Hocker, Lovelett, Hargens & Skogen, P.C.
                      -----------------------------------
                          Certified Public Accountants
104 S. Wolcott, Suite 735
Casper, WY  82601





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated August 11, 1997 of Tyrex Oil Company and are in agreement with the statements contained therein.

Very truly yours,

/S/ Roxy L. Skogen, CPA

Hocker, Lovelett, Hargens & Skogen, P.C.

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